Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies [Abstract]
Commitments And Contingencies
11.	Commitments and Contingencies:

Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. A minimum of up to $1,000,000 of liabilities associated with the individual vessels actions, mainly for sea pollution, are covered by the Protection and Indemnity (P&I) Club insurance.

Rental expense for the years ended December 31, 2014, 2013 and 2012 was $350, $499 and $514, respectively (Note 3f). Fixed future minimum rent commitments as of December 31, 2014, based on a Euro/U.S. dollar exchange rate of €1.00:$1.2141 and on a U.S. dollar/Hong Kong dollar exchange rate of $1.00:HK$7.7564, were as follows:

Year ending December 31,
2015	38
Total	38